Exhibit 10(a)

GUARANTY AGREEMENT

        WHEREAS, the undersigned Protective Life Insurance Company (hereinafter referred to as the “Guarantor”) has agreed to guarantee that American Foundation Life Insurance Company (“American”) will pay all insurance policy claims made by the holders or beneficiaries of American insurance policies (the “Policyholders”) in accordance with the terms and conditions of said policies.

        NOW, THEREFORE, in consideration of the premises, and in further consideration of the sum of ten dollars to the Guarantor in hand paid on behalf of Policyholders and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor unconditionally hereby guarantees the due and punctual payment to the Policyholders when and as the same shall become due and payable of the following (hereinafter collectively called the “Liabilities”):

All obligations of American to the Policyholders arising under the terms and conditions of any insurance policies issued by American from the date hereof until the date this guaranty is terminated pursuant to the provisions hereof (the “Policies”). It is specifically agreed and understood that this guaranty shall in no way expand the Policyholders’ rights, but shall merely guarantee the payment of all amounts otherwise due them pursuant to the terms of the insurance policy they are claiming under.

        The Guarantor hereby further agrees that the obligations of the Guarantor hereunder are unconditional, present and continuing guaranties of payment of the Liabilities (said Liabilities are restricted by definition to only those payments actually due Policyholders under the specific terms, conditions, restrictions and exclusions of the particular insurance policies covered by this guaranty) and shall not be discharged or impaired by (a) the insolvency, or bankruptcy of American or (b) any default by American in payment of any of the Liabilities.

        This agreement has been executed and delivered, and is to be performed, in the State of Alabama, and shall be governed by, and construed in accordance with, Alabama law.

        The Guarantor further agrees that this agreement shall remain in full force and effect until the earlier of (a) when American achieves a claims paying rating equal to or better than Guarantor or (b) ninety (90) days after it is revoked or terminated by a written instrument, signed by the Guarantor; provided, however, even after any revocation or termination by such notice, this guaranty shall be and remain effective as to any Policies then outstanding.

         WITNESS the signature and seal of the undersigned on this 27th day of October, 1993.

                                                              PROTECTIVE LIFE INSURANCE
                                                              COMPANY

                                                              By: /S/WAYNE E. STUENKEL
                                                                   Wayne Stuenkel
                                                                   Sr.Vice President and Chief Actuary

STATE OF Alabama
COUNTY OF Jefferson

         I, the  undersigned  authority,  a Notary  Public in and for said County in said State,  hereby certify that  Wayne E. Stuenkel,  whose name as Senior Vice President and Chief Actuary of Protective Life
Insurance Company, a Tennessee corporation,  is signed to the foregoing instrument,  and who is known to me, acknowledged  before me on this day that, being informed of the contents of said instrument,  he, as such  officer  and  with  full  authority,  executed  the  same  voluntarily  for and as the act of said corporation.

         Given under my hand and official seal, this the 27th day of October, 1993.

                                                              /S/Carolyn G. Looney
                                                                 Notary Public

AFFIX SEAL

My Commission expires: April 11, 1995